UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

COLE CREDIT PROPERTY TRUST, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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COLE CREDIT PROPERTY TRUST, INC.

2325 East Camelback Road, Suite 1100

Phoenix, Arizona 85016

April 10, 2012

Dear Stockholder:

You are cordially invited to attend our 2012 Annual Meeting of Stockholders to be held on Wednesday, May 30, 2012, at 10:30 a.m. local time at our offices located at 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016.

The matters expected to be acted upon at the meeting are described in the following Notice of the 2012 Annual Meeting of Stockholders and Proxy Statement.

Directors and officers will be available at the meeting to speak with you. There will be an opportunity during the meeting for your questions regarding the affairs of Cole Credit Property Trust, Inc. and for a discussion of the business to be considered at the meeting.

It is important that you use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR SUBMIT YOUR PROXY BY USING THE TELEPHONE OR THE INTERNET, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. FOR SPECIAL INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. Voting by proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,

/s/ CHRISTOPHER H. COLE Christopher H. Cole Chairman, President and Chief Executive Officer

COLE CREDIT PROPERTY TRUST, INC.

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 30, 2012

To Cole Credit Property Trust, Inc. Stockholders:

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Stockholders of Cole Credit Property Trust, Inc., a Maryland corporation (the “Company,” “we,” or “us”), will be held on Wednesday, May 30, 2011, at 10:30 a.m. local time at our offices located at 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016. The purposes of the meeting are to:

1.	Elect three directors to hold office until the 2013 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and

2.	Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The proposals and other related matters are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on March 16, 2012 are entitled to receive this notice and to vote at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 30, 2012.

THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT www.eproxy.com/cole.

You may obtain directions to attend the 2012 Annual Meeting of Stockholders of the Company by calling toll free 1-866-907-2653.

All stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend, WE URGE YOU TO READ THE PROXY STATEMENT AND EITHER COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR TO SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. YOUR PROMPT RESPONSE WILL HELP AVOID POTENTIAL DELAYS AND MAY SAVE THE COMPANY SIGNIFICANT ADDITIONAL EXPENSE ASSOCIATED WITH SOLICITING STOCKHOLDER VOTES.

By Order of the Board of Directors

/s/ KENNETH R. CHRISTOFFERSEN Kenneth R. Christoffersen Secretary
Phoenix, Arizona April 10, 2012

PLEASE VOTE — YOUR VOTE IS IMPORTANT

COLE CREDIT PROPERTY TRUST, INC.

2325 East Camelback Road, Suite 1100

Phoenix, Arizona 85016

PROXY STATEMENT

QUESTIONS AND ANSWERS

We are providing you with this proxy statement, which contains information about the items to be voted upon at our 2012 Annual Meeting of Stockholders. To make this information easier to understand, we have presented some of the information below in a question and answer format.

Q:	Why did you send me this proxy statement?

A:	We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares of the Company’s common stock at the 2012 Annual Meeting of Stockholders. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. This proxy statement, the proxy card and our 2011 annual report to stockholders are being mailed to you on or about April 10, 2012.

Q:	What is a proxy?

A:	A proxy is a person who votes the shares of stock of another person who does not attend a meeting. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, or give your proxy by telephone or over the Internet, you are giving us your permission to vote your shares of common stock at the annual meeting. The person who will vote your shares of common stock at the annual meeting is either D. Kirk McAllaster, Jr. or Kenneth R. Christoffersen. They will vote your shares of common stock as you instruct. If you sign and return the proxy card, or authorize your proxy by telephone or over the Internet, and give no instructions, the proxies will vote FOR ALL of the director nominees. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card or submit your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card or submit your proxy by telephone or over the Internet to us as soon as possible whether or not you plan on attending the meeting in person.

If you authorize your proxy by telephone or over the Internet, please do not return your proxy card.

Q:	When is the annual meeting and where will it be held?

A:	The annual meeting will be held on Wednesday, May 30, 2012, at 10:30 a.m. local time at our offices located at 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016.

Q:	How many shares of common stock can vote?

A:	As of the close of business on the record date of March 16, 2012, there were 10,090,951 shares of our common stock issued and outstanding. Every stockholder of record as of the close of business on March 16, 2012 is entitled to one vote for each share of common stock held at that date and time. Fractional shares will have corresponding fractional votes.

Q:	What is a “quorum”?

A:	A “quorum” consists of the presence in person or by proxy of stockholders holding 50% of the outstanding shares. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. If you submit a properly executed proxy card, even if you abstain from voting or do not give instructions for voting, then you will at least be considered part of the quorum.

Q:	What may I vote on?

A:	You may vote on the election of nominees to serve on the board of directors and on any other proposal presented for a vote at the annual meeting.

Q:	How does the board of directors recommend I vote on the proposal?

A:	The board of directors recommends a vote “FOR ALL” nominees for election as director who are named as such in this proxy statement.

Q:	Who is entitled to vote?

A:	Anyone who owned our common stock at the close of business on March 16, 2012, the record date, is entitled to vote at the annual meeting.

Q:	How do I vote?

A:	You may vote your shares of common stock either in person or by proxy. In order to vote in person, you must attend the annual meeting. Whether you plan to attend the meeting and vote in person or not, we urge you to have your vote recorded. Stockholders may submit their proxy via mail, using the enclosed proxy card. In addition, stockholders who live in the United States may authorize a proxy by following the “Vote by Phone” instructions on the enclosed proxy card. Stockholders with Internet access may submit a proxy by following the “Vote by Internet” instructions on the enclosed proxy card. The telephone and Internet voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded. If the telephone or Internet option is available to you, we strongly encourage you to use it because it is faster and less costly. If you attend the annual meeting, you also may submit your vote in person, and any previous votes or proxies that you submitted will be superseded by the vote that you cast at the annual meeting. If you return your signed proxy card, or authorize your proxy by telephone or over the Internet, but do not indicate how you wish to vote, your shares of common stock will be counted as present for purposes of determining a quorum and voted FOR ALL nominees for director and, with respect to any other proposals to be voted upon, in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of the proxies.

Q:	Will my vote make a difference?

A:	Yes. Your vote is needed to ensure that the proposals can be acted upon. Unlike most other public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at the annual meeting to constitute a quorum. AS A RESULT, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES! Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder votes. We encourage you to participate in the governance of the Company and welcome your attendance at the annual meeting.

Q:	What if I return my proxy card and then change my mind?

A:	You have the right to revoke your proxy at any time before the vote by:

(1)	notifying Kenneth R. Christoffersen, our secretary, in writing at our offices located at 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016;

(2)	attending the meeting and voting in person; or

(3)	returning another proxy after your first proxy, which is received before the annual meeting date. Only the most recent vote will be counted and all others will be discarded regardless of the method of voting.

Q:	How will voting on any other business be conducted?

A:	Although we do not know of any business to be considered at the annual meeting other than the election of directors, if any other business is properly presented at the annual meeting, your proxy gives authority to D. Kirk McAllaster, Jr., our executive vice president, chief financial officer and treasurer, and Kenneth R. Christoffersen, our secretary, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:	Who pays the cost of this proxy solicitation?

A:	The Company will pay all the costs of soliciting these proxies. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q:	Is this proxy statement the only way that proxies are being solicited?

A:	No. In addition to mailing proxy solicitation material, our directors and officers, and employees of Cole Real Estate Investments, as well as third-party proxy service companies we retain, may also solicit proxies in person, by telephone or by any other electronic means of communication we deem appropriate. No additional compensation will be paid to our directors or officers, or to employees of Cole Real Estate Investments, for such services. We have retained Boston Financial Data Services, Inc. to assist us in the distribution of proxy materials and solicitation of votes. We anticipate the costs of such services to the Company to be approximately $4,000.

Q:	If I plan to attend the annual meeting in person, should I notify anyone?

A:	While you are not required to notify anyone in order to attend the annual meeting, if you do plan to attend the meeting, we would appreciate it if you would call us toll free at 1-866-907-2653 to let us know how many stockholders will be attending the meeting so that we will be able to prepare a suitable meeting room for the attendees.

Q:	Whom should I call if I have any questions?

A:	If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

Boston Financial Data Services, Inc.

P.O. Box 55046

Boston, Massachusetts 02205-9814

Call toll free: 1-888-409-4185

PROPOSAL 1

ELECTION OF DIRECTORS

At the annual meeting, you and the other stockholders will vote on the election of all three members of our board of directors. Those persons elected will serve as directors until the 2013 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The board of directors has nominated the following people for re-election as directors:

•	Christopher H. Cole

•	D. Kirk McAllaster, Jr.

•	Marc T. Nemer

Each of the nominees for director is a current member of our board of directors. The principal occupation and certain other information about the nominees are set forth below. We are not aware of any family relationship among any of the nominees to become directors or executive officers of the Company. Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a director, except that such nominees have agreed to serve as our directors if elected.

If you return a properly executed proxy card, or if you authorize your proxy by telephone or over the Internet, unless you direct the proxies to withhold your votes, the individuals named as the proxies will vote your shares for the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board may reduce its size, designate a substitute nominee, or fill the vacancy through a majority vote of the remaining directors. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Vote Required; Recommendation

The vote of holders of a majority of all shares present in person or by proxy at a meeting of stockholders duly called at which a quorum is present, without the necessity for concurrence by the board of directors, is necessary for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have the same effect as votes cast against each director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “FOR ALL” will be considered a vote in favor of all nominees for re-election as director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “FOR ALL EXCEPT” will be considered a vote in favor of all nominees except those nominees you specifically list and a vote against the nominees you specifically list. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “WITHHOLD ALL” will be considered a vote against all directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES FOR ELECTION AS DIRECTORS

CERTAIN INFORMATION ABOUT MANAGEMENT

Board of Directors

In accordance with applicable law and our charter and bylaws, the business and affairs of the Company are managed under the direction of our board of directors.

Board Membership Criteria and Selection of Directors

The board of directors annually reviews the appropriate experience, skills and characteristics required of board members in the context of the then-current membership of the board. This assessment includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry or brokerage industry or accounting or financial management expertise. Other considerations include the candidate’s ability to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings.

The board of directors is responsible for selecting its own nominees and recommending them for election by the stockholders. Each of our nominees was recommended by our board of directors. All director nominees stand for election by the stockholders annually.

In its nomination review process, our board of directors solicits candidate recommendations from its own members and management of the Company. We have not and do not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees, although we are not prohibited from doing so if we determine such action to be in the best interests of the Company. Our board of directors also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by our board of directors, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below for more information on procedures to be followed by our stockholders in submitting such recommendations. In evaluating the persons recommended as potential directors, our board of directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our board of directors determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our board of directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 12 of our bylaws.

In considering possible candidates for election as a director, the board of directors is guided by the principle that each director should (i) be an individual of high character and integrity; (ii) be accomplished in his or her respective field, with superior credentials and recognition; (iii) have relevant expertise and experience upon which to base advice and guidance to management in the conduct of our real estate investment and management activities; (iv) have sufficient time available to devote to our affairs; and (v) represent the long-term interests of our stockholders as a whole. Our board of directors may also consider an assessment of its diversity, in its broadest sense, reflecting, but not limited to, age, geography, gender and ethnicity. While we do not have a formal diversity policy, we believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities.

Director Nominees

Our board of directors has nominated each of the following individuals for election as a director to serve until our 2013 Annual Meeting of Stockholders and until his successor is elected and qualifies. Each nominee currently is a director of the Company.

Name	Age	Positions
Christopher H. Cole	59	Chairman, Chief Executive Officer and President
D. Kirk McAllaster, Jr.	45	Director, Executive Vice President, Chief Financial Officer and Treasurer
Marc T. Nemer	39	Director

Christopher H. Cole has served as our chairman, chief executive officer and president since our formation in March 2004. He served as the chief executive officer of Cole REIT Advisors, LLC (“CCPT I Advisors”) from its formation in April 2004 until June 2011, and previously served as president from April 2004 until March 2007 and from October 2007 until April 2010. Mr. Cole has served as the chairman, chief executive officer and president of Cole Credit Property Trust II, Inc. (“CCPT II”) since its formation in September 2004. He served as the chief executive officer of Cole REIT Advisors II, LLC (“CCPT II Advisors”) from its formation in

September 2004 until June 2011, and previously served as president from September 2004 until March 2007 and from October 2007 until April 2010. Mr. Cole has served as chairman, chief executive officer and president of Cole Credit Property Trust III, Inc. (“CCPT III”) since its formation in January 2008. He served as the chief executive officer of Cole REIT Advisors III, LLC (“CCPT III Advisors”) from its formation in January 2008 until June 2011, as its president from January 2008 until April 2010 and as its treasurer from January 2008 until September 2008. He has served as the chairman, chief executive officer and president of Cole Corporate Income Trust, Inc. (“Cole Corporate Income Trust”) since its formation in April 2010. He served as the chief executive officer of Cole Corporate Income Advisors, LLC (“Cole Corporate Income Advisors”) from its formation in April 2010 until June 2011. He has served as the chairman, chief executive officer and president of Cole Credit Property Trust IV, Inc. (“CCPT IV”) since its formation in July 2010. He served as the chief executive officer and president of Cole REIT Advisors IV, LLC (“CCPT IV Advisors”) from its formation in July 2010 until June 2011. Mr. Cole has served as the chairman, chief executive officer and president of Cole Real Estate Income Strategy (Daily NAV), Inc. (“Cole Income NAV Strategy”) since its formation in July 2010. He served as the chief executive officer of Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC (“Cole Income NAV Strategy Advisors”) from its formation in July 2010 until June 2011.

Mr. Cole has been the sole shareholder of Cole Holdings Corporation since its formation in August 2004, has served as its chairman since October 2007, and previously served as its chief executive officer from August 2004 until June 2011, as its president and treasurer from August 2004 until April 2010, and as its secretary from October 2007 to April 2010. Mr. Cole has also been engaged as a general partner in the structuring and management of real estate limited partnerships since February 1979. Mr. Cole previously served as the treasurer of Cole Realty Advisors, Inc. (“Cole Realty Advisors”) from its formation in November 2002 until September 2009, as its chief executive officer from December 2002 until June 2011, as its president from November 2002 until March 2007 and from October 2007 until September 2009, and as its secretary from November 2002 until December 2002. Mr. Cole previously served as the treasurer of Cole Capital Partners, LLC (“Cole Capital Partners”) from January 2003 until April 2010, as its chief executive officer from January 2003 until June 2011, and as its president from January 2003 to March 2007 and from October 2007 until April 2010. Mr. Cole previously served as the treasurer of Cole Capital Advisors, Inc. (“Cole Capital Advisors”) from its formation in November 2002 until April 2010, as its chief executive officer from December 2002 until June 2011, as its president from November 2002 until March 2007 and from October 2007 until April 2010, and as its secretary from November 2002 until December 2002.

Mr. Cole has served as the chief executive officer and treasurer of Cole Growth Opportunity Fund I GP, LLC since its formation in March 2007. Mr. Cole served as the executive vice president and treasurer of Cole Capital Corporation from December 2002 until January 2008. Mr. Cole has been the sole director of Cole Capital Corporation since December 2002. Mr. Cole was selected to serve as a director of the Company because he is the chief executive officer of the Company, and Mr. Cole’s experience and relationships in the non-traded real estate investment trust (“REIT”) and real estate industries, along with his knowledge of the Cole Real Estate Investments organization, are believed to provide significant value to the board of directors.

D. Kirk McAllaster, Jr. has served as our executive vice president and chief financial officer since October 2007, as our treasurer since May 2011, and has been a member of our board of directors since May 2008. He has served as executive vice president and chief financial officer (REITs and real estate funds) of CCPT I Advisors since January 2012, and previously served as its executive vice president and chief financial officer from March 2007 until January 2012, and as its vice president, finance from December 2005 until March 2007. He has served as executive vice president and chief financial officer of CCPT II since October 2007 and as its treasurer since May 2011. He has served as executive vice president and chief financial officer (REITs and real estate funds) of CCPT II Advisors since January 2012, and previously served as its executive vice president and chief financial officer from March 2007 until January 2012, and as its vice president, finance from December 2005 until March 2007. Mr. McAllaster has also served as executive vice president, chief financial officer and treasurer of CCPT III since its formation in January 2008, and served as its secretary from January 2008 to November 2010. He also has served as executive vice president and chief financial officer (REITs and real estate funds) of CCPT III

Advisors since January 2012 and as its executive vice president and chief financial officer from its formation in January 2008 until January 2012. He has served as executive vice president, chief financial officer, and treasurer of Cole Corporate Income Trust since its formation in April 2010 and served as its secretary from April 2010 until August 2010 and from January 2011 until March 2011. He has served as executive vice president and chief financial officer (REITs and real estate funds) of Cole Corporate Income Advisors since January 2012 and as its executive vice president and chief financial officer from its formation in April 2010 until January 2012. Mr. McAllaster has served as executive vice president, chief financial officer and treasurer of CCPT IV since its formation in July 2010. He also has served as executive vice president and chief financial officer (REITs and real estate funds) of CCPT IV Advisors since January 2012 and as its executive vice president and chief financial officer from its formation in July 2010 until January 2012. He has served as the executive vice president, chief financial officer and treasurer of Cole Income NAV Strategy since its formation in July 2010. He has served as executive vice president and chief financial officer (REITs and real estate funds) of Cole Income NAV Strategy Advisors since January 2012 and as its executive vice president and chief financial officer from its formation in July 2010 until January 2012. Mr. McAllaster has served as executive vice president and chief financial officer (REITs and real estate funds) of Cole Realty Advisors since January 2012 and as its treasurer since September 2009, and previously served as executive vice president and chief financial officer from March 2007 until January 2012. Mr. McAllaster has served as executive vice president and chief financial officer (REITs and real estate funds) of Cole Capital Partners and Cole Capital Advisors since January 2012, and previously served as executive vice president and chief financial officer of each from March 2007 until January 2012 and as vice president, finance of each from December 2005 until March 2007. Prior to joining Cole Real Estate Investments in May 2003, Mr. McAllaster worked for six years with Deloitte & Touche LLP, most recently as audit senior manager. He has over 20 years of accounting and finance experience in public accounting and private industry. Mr. McAllaster received a B.S. degree from California State Polytechnic University — Pomona with a major in Accounting. He is a Certified Public Accountant licensed in the states of Arizona and Tennessee and is a member of the American Institute of CPAs and the Arizona Society of CPAs. The board of directors selected Mr. McAllaster to serve as a director of the Company because it believes his extensive knowledge of the financial and tax requirements of REITs will provide significant value to the board of directors.

Marc T. Nemer has served as a director of the Company since May 2010. He also has served as chief executive officer of CCPT I Advisors since June 2011 and as its president since April 2010, and previously served as its executive vice president and managing director of capital markets from March 2008 until April 2010, and as its executive vice president, securities and regulatory affairs from October 2007 until March 2008. Mr. Nemer has served as chief executive officer of Cole Holdings Corporation (d/b/a Cole Real Estate Investments), the parent company of our advisor and affiliates, since June 2011 and as its president since April 2010. He has served as president, secretary and treasurer of Cole Capital Corporation since January 2008. Mr. Nemer has served as a member of the boards of directors of CCPT III, Cole Corporate Income Trust, Cole Income NAV Strategy and CCPT IV since May 2010, January 2011, January 2012 and March 2012, respectively. Mr. Nemer has served as chief executive officer of CCPT II Advisors since June 2011 and as its president since April 2010, and previously served as its executive vice president and managing director of capital markets from March 2008 until April 2010, and as its executive vice president, securities and regulatory affairs from October 2007 until March 2008. He has served as chief executive officer of CCPT III Advisors since June 2011 and its president since April 2010, and previously served as executive vice president and managing director of capital markets from September 2008 until April 2010, and as executive vice president, securities and regulatory affairs from its formation in January 2008 until September 2008. He has served as chief executive officer of Cole Corporate Income Advisors since June 2011 and as its president since its formation in April 2010. Mr. Nemer has served as chief executive officer of CCPT IV Advisors since June 2011 and as its president since its formation in July 2010. Mr. Nemer has served as the chief executive officer of Cole Income NAV Strategy Advisors since June 2011 and as its president since its formation in July 2010. Mr. Nemer has served as chief executive officer for Cole Realty Advisors since June 2011, and previously served as its executive vice president and managing director of capital markets from March 2008 to June 2011, as its executive vice president, securities and regulatory affairs from October 2007 until March 2008, and as its vice president, legal services and compliance from March 2007 until October 2007. He has served as chief executive officer of Cole Capital Advisors and Cole

Capital Partners since June 2011 and as president of each since April 2010, and previously served as executive vice president and managing director of capital markets of each from March 2008 to April 2010, as executive vice president, securities and regulatory affairs of each from October 2007 until March 2008 and as vice president, legal services and compliance of each from March 2007 until October 2007. Mr. Nemer also served as legal counsel to Cole Capital Advisors from February 2006 to March 2007. Prior to joining Cole Real Estate Investments, Mr. Nemer was an attorney with the international law firm Latham & Watkins LLP, where he specialized in securities offerings (public and private), corporate governance, and mergers and acquisitions from July 2000 until February 2006. Prior to that, Mr. Nemer worked at the international law firm Skadden, Arps, Slate, Meagher & Flom LLP, where he worked as an attorney in a similar capacity from August 1998 until July 2000. Mr. Nemer earned a J.D. from Harvard Law School in 1998 and a B.A. from the University of Michigan in 1995. Mr. Nemer was selected to serve as a director of the Company because of his extensive knowledge and relationships within the non-traded REIT industry, his knowledge of the Cole Real Estate Investments organization in his capacity as its chief executive officer and president, and his legal, regulatory and compliance experience, all of which are expected to bring valuable insight to the board of directors.

Board Meetings and Annual Stockholder Meeting

The board of directors held five meetings during the fiscal year ended December 31, 2011. Each director attended all of the board meetings in 2011. Although we do not have a formal policy regarding attendance by members of our board of directors at our Annual Meeting of Stockholders, we encourage all of our directors to attend. All of our directors attended our 2011 Annual Meeting of Stockholders in person or by conference telephone.

Independence

The Company has issued shares only through exemptions from registration and, as such, our stock is not traded on any securities exchange. No member of our board of directors or nominee for director is “independent” pursuant to the listing requirements of any securities exchange because each is employed by one or more of our affiliates.

Board Committees

Our entire board of directors considers all major decisions concerning our business. While our board of directors may in the future establish one or more committees, no such committees have been established as of the date of this proxy statement.

Audit Committee

The Company does not have a separately designated audit committee. The entire board of directors acts as the Company’s audit committee. The Company has not designated an audit committee financial expert, although it believes that Mr. McAllaster would satisfy the requirements for that position.

Compensation Committee

Our board of directors believes that it is appropriate for our board not to have a standing compensation committee based upon the fact that our directors and executive officers, including our principal financial officer, do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our directors or executive officers.

Nominating Board of Directors—Functions

We believe that our board of directors is qualified to perform the functions typically delegated to a nominating committee, and that the formation of a separate committee is not necessary at this time. Therefore, all members of our board of directors develop the criteria necessary for prospective members of our board of directors and participate in the consideration of director nominees. The primary functions of the members of our board of directors relating to the consideration of director nominees are to conduct searches and interviews for prospective director candidates, if necessary, review background information for all candidates for the board of directors, including those recommended by stockholders, and formally propose the slate of director nominees for election by the stockholders at the annual meeting.

Communication with Directors

We have established procedures for stockholders or other interested parties to communicate directly with our board of directors. Such parties can contact the board by mail at: Chairman of the Cole Credit Property Trust, Inc. Board of Directors, c/o Corporate Secretary, 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016. The chairman of the board of directors will receive all communications made by these means, and will distribute such communications to such member or members of our board of directors as he deems appropriate, depending on the facts and circumstances outlined in the communication received.

Board Leadership Structure

Christopher H. Cole serves as both our Chairman of the board of directors and Chief Executive Officer. The board of directors believes that oversight of management is an important component of an effective board of directors. The directors have determined that the most effective board of directors’ leadership structure for the Company at the present time is for the Chief Executive Officer to also serve as Chairman of the board of directors. The directors believe that because the Chief Executive Officer is ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of board deliberations, the Chief Executive Officer is the director best qualified to act as Chairman of the board of directors. The board of directors retains the authority to modify this structure to best address the Company’s unique circumstances, and to advance the best interests of all stockholders, as and when appropriate. In addition, although we do not have a lead independent director, the board of directors believes that the current structure is appropriate, as the Company has no employees and is externally managed by our advisor, whereby all operations are conducted by our advisor or its affiliates. The board of directors also believes that, because its members are elected annually by the Company’s stockholders, its existing corporate governance practices achieve appropriate oversight and management accountability, which is the goal that many seek to achieve by separating the roles of Chairman of the board of directors and Chief Executive Officer.

The Board’s Role in Risk Oversight

The board of directors oversees our stockholders’ interest in the long-term health and the overall success of the Company and its financial strength.

The full board of directors is actively involved in overseeing risk management for the Company. It does so, in part, through its oversight of our property acquisitions and assumptions of debt, as well as its oversight of our executive officers and our advisor. In particular, the board of directors may determine at any time to terminate the advisor, and must evaluate the performance of the advisor, and re-authorize the advisory agreement, on an annual basis.

In addition, the board of directors oversees the Company’s management of risks related to financial reporting. The board has general responsibility for overseeing the accounting and financial processes of the Company, including oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the adequacy of the Company’s internal control over financial reporting. The board of directors reviews any potential material issues that are raised related to the Company’s financial statements or accounting policies. Additionally, in connection with the annual audit of the Company’s financial statements, the board conducts a detailed review with the Company’s independent auditors of the accounting policies used by the Company and its financial statement presentation.

Code of Business Conduct and Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics that is applicable to all members of our board of directors, our officers and employees, and the employees of our advisor. The policy may be located on our website at https://www.colecapital.com/corporate-governance by clicking on “CCPT Code of Business Conduct and Ethics.” If, in the future, we amend, modify or waive a provision in the Code of Business Conduct and Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.

Compensation of Directors

Each of our directors also is an officer of the Company or an employee of our advisor or its affiliates, and does not receive any special or additional remuneration for service on the board of directors.

Compensation Committee Interlocks and Insider Participation

The Company does not have a standing compensation committee and we do not separately compensate our executive officers. During the fiscal year ended December 31, 2011, our executive officers, Messrs. Cole and McAllaster, both served as executive officers of CCPT II, CCPT III, Cole Corporate Income Trust, Cole Income NAV Strategy and CCPT IV. In addition, Mr. Cole served as a director of CCPT II, CCPT III, Cole Corporate Income Trust, Cole Income NAV Strategy and CCPT IV. Since Messrs. Cole and McAllaster are also officers of our advisor and/or its affiliates, they did not receive any separate compensation from us for service as our executive officers and directors, and also did not receive any separate compensation from CCPT II, CCPT III, Cole Corporate Income Trust, Cole Income NAV Strategy and CCPT IV for their service as executive officers and/or directors of those entities. See “Transactions with Related Persons, Promoters and Certain Control Persons” below for a description of the transactions during the year ended December 31, 2011 between the Company and companies with which Messrs. Cole and McAllaster are affiliated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires each director, officer and individual beneficially owning more than 10% of a registered security of the Company to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the Company. Directors, officers and greater than 10% beneficial owners are required by SEC rules to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2011 or written representations that no additional forms were required, to the best of our knowledge, all required Section 16(a) filings were timely and correctly made by reporting persons during 2011.

Compensation of Executive Officers

We have no employees. Our executive officers do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers. As a result, we do not have, and our board of directors has not considered, a compensation policy or program for our executive officers. Accordingly, we have not included a Compensation Committee Report or a Compensation Discussion and Analysis in this proxy statement.

Our executive officers are also officers of CCPT I Advisors, our advisor, Cole Realty Advisors, our property manager, and/or other affiliates of our advisor, and are compensated by these entities, in part, for their services to us. We pay fees to such entities under our advisory agreement and property management and leasing agreement. We also may reimburse CCPT I Advisors for its provision of administrative services, including related personnel costs. A description of the fees that we pay to our advisor and property manager or any affiliate thereof is found in the “Transactions with Related Persons, Promoters and Certain Control Persons” section below.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES

The following table sets forth information as of March 16, 2012, regarding the beneficial ownership of our common stock by each person known by us to own 5% or more of the outstanding shares of common stock, each of our directors, and each named executive officer, and our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on 10,090,951 shares of common stock outstanding as of March 16, 2012. None of the shares held by any of our officers or directors in the following table has been pledged as security.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage
Christopher H. Cole (3)	1,000	*

D. Kirk McAllaster, Jr.	—	—

Marc T. Nemer	—	—

General Retirement System of the City of Detroit 2 Woodward Avenue, Suite 908 Detroit, MI 48226	1,020,833	10.12%

Wayne County Employees Retirement System 28 West Adams, Suite 1900 Detroit, MI 48226	520,833	5.16%

All officers and directors as a group (3 persons) (3)	1,000	*

*	Represents less than 1% of the outstanding common stock.
(1)	The address of Messrs. Cole, McAllaster and Nemer is c/o Cole Real Estate Investments, 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016.
(2)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group which may be exercised within 60 days following March 16, 2012. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(3)	Shares owned by CCPT I Advisors. The sole member of CCPT I Advisors is Equity Fund Advisors, Inc., which is indirectly wholly owned by Cole Holdings Corporation. Mr. Cole is the sole stockholder of Cole Holdings Corporation and controls its voting and disposition decisions.

AUDIT COMMITTEE REPORT

Independent Auditors

During the year ended December 31, 2011, Deloitte & Touche LLP (“Deloitte & Touche”) served as our independent auditors and provided certain tax and other services. Deloitte & Touche has served as our independent auditors since our formation. Deloitte & Touche representatives will be present at the 2012 Annual Meeting of Stockholders and will have the opportunity to make a statement if they desire to do so. In addition, the Deloitte & Touche representatives will be available to respond to appropriate questions posed by any stockholders. The board of directors, in performing the duties of an audit committee, has engaged Deloitte & Touche as our independent auditors to audit our financial statements for the year ending December 31, 2012. The board of directors reserves the right, however, to select new auditors at any time in the future in its discretion if it deems such decision to be in the best interests of the Company and its stockholders. Any such decision would be disclosed to the stockholders in accordance with applicable securities laws.

The board of directors reviewed the audit and non-audit services performed by Deloitte & Touche, as well as the fees charged by Deloitte & Touche for such services. In its review of the non-audit services and fees, the board of directors considered whether the provision of such services is compatible with maintaining the independence of Deloitte & Touche. The aggregate fees billed to us for professional accounting services, including the audit of the Company’s annual financial statements by Deloitte & Touche, for the years ended December 31, 2011 and 2010, are set forth in the table below.

	Year Ended December 31, 2011	Year Ended December 31, 2010
Audit fees	$165,875	$146,500
Audit-related fees	—	—
Tax fees	81,328	81,625
All other fees	—	—

Total	$247,203	$228,125

For purposes of the preceding table, Deloitte & Touche’s professional fees are classified as follows:

•

Audit fees – These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by Deloitte & Touche in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements and other services that generally only the independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC, audits of acquired properties or businesses, property audits required by loan agreements, and statutory audits for our subsidiaries or affiliates.

•

Audit-related fees – These are fees for assurance and related services that traditionally are performed by independent auditors, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, statutory subsidiary or equity investment audits incremental to the audit of the consolidated financial statements and general assistance with the implementation of Section 404 of the Sarbanes-Oxley Act of 2002 and other SEC rules promulgated pursuant to the Sarbanes-Oxley Act of 2002.

•

Tax fees – These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

•	All other fees – These are fees for other permissible work performed that do not meet the above-described categories, including assistance with internal audit plans and risk assessments.

Pre-Approval Policies

The board of directors pre-approves all auditing services performed for us by our independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent auditors has received “general” pre-approval, it will require “specific” pre-approval by the board of directors.

All requests for services to be provided by the independent auditor that do not require specific pre-approval by the board of directors will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general pre-approval of the board of directors. The board of directors will be informed on a timely basis of any such services rendered by the independent auditors.

Requests to provide services that require specific pre-approval by the board of directors will be submitted to the board by both the independent auditors and the principal financial officer, and must include a joint statement as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence. The chairman of the board of directors has been delegated the authority to specifically pre-approve de minimis amounts for services not covered by the general pre-approval guidelines. All amounts, other than such de minimis amounts, require specific pre-approval by the board of directors prior to engagement of Deloitte & Touche. All amounts, other than de minimis amounts not subject to pre-approval, specifically pre-approved by the chairman of the board of directors in accordance with this policy are to be disclosed to the full board of directors at the next regularly scheduled meeting.

All services rendered by Deloitte & Touche for the years ended December 31, 2011 and 2010 were pre-approved in accordance with the policies and procedures described above.

Report of the Board of Directors

Our board of directors has oversight responsibilities that include overseeing the independent auditors and reviewing the financial information to be provided to the stockholders and others, the system of internal control over financial reporting that management has established and the audit and financial-reporting process. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on our board of directors, which acts as our audit committee, does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing, and the members of the board of directors are not professionally engaged in the practice of accounting or auditing. The board of directors, in its audit committee role, does not provide any special assurance with regard to the financial statements of the Company, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. The board of directors relies in part, without independent verification, on information provided to it and on representations made by management and the independent auditors that the financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

In this context, in fulfilling its oversight responsibilities, the board of directors reviewed the 2011 audited financial statements with management, including a discussion of the quality and acceptability of the financial reporting and controls of the Company.

The board of directors reviewed with Deloitte & Touche, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, the matters required to be discussed by the Statement on Auditing Standards No. 61, Professional Standards, as amended, and their judgments as to the quality and the acceptability of the financial statements and such other matters as are required to be discussed by the applicable auditing standards as periodically amended (including significant accounting policies, alternative accounting treatments and estimates, judgments and uncertainties). In addition, the board of directors has received the written disclosures from the independent registered public accounting firm required by Public Company Accounting Oversight Board (United States) (“PCAOB”) Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence” and discussed with the independent registered public accounting firm its independence within the meaning of the rules and standards of the PCAOB and the securities laws and regulations administered by the SEC.

The board of directors discussed with Deloitte & Touche the overall scope and plans for the audit. The board of directors meets periodically with Deloitte & Touche to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the financial reporting of the Company.

In reliance on these reviews and discussions, the board of directors determined that the 2011 audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC.

March 8, 2012	The Board of Directors: Christopher H. Cole (Chairman) D. Kirk McAllaster, Jr. Marc T. Nemer

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Our board of directors has reviewed the material transactions between our affiliates and us during the year ended December 31, 2011. Set forth below is a description of the transactions with affiliates. We believe that we have executed all of the transactions set forth below on terms that are fair and reasonable to the Company and on terms and conditions no less favorable to the Company than can be obtained from independent third parties for comparable services in the same location.

Advisory Agreement

We are party to an Advisory Agreement with CCPT I Advisors whereby CCPT I Advisors manages our day-to-day operations and identifies and makes investments on our behalf. In return, we are obligated to pay CCPT I Advisors a monthly asset management fee equal to 0.25%, on an annualized basis, of the aggregate asset value of our assets. Pursuant to a waiver of the fee by CCPT I Advisors, no asset management fees were incurred during the years ended December 31, 2011 and 2010. The Company is not obligated to pay any amounts for such periods; however, CCPT I Advisors may elect to charge asset management fees in future periods up to the 0.25% fee. We also pay to Cole Realty Advisors up to 3.0% of the contract purchase price of each property or asset that we acquire, along with reimbursement of acquisition expenses. No such payments were made for the years ended December 31, 2011 and 2010. We also pay to CCPT I Advisors a financing coordination fee equal to 1.0% of gross proceeds of any loan to fund the acquisition of properties or other investments or to refinance any outstanding indebtedness secured by such assets. We did not incur any such costs during the year ended December 31, 2011. During the year ended December 31, 2010, we incurred $516,000 for financing coordination fees in connection with the refinancing of certain of our mortgage notes payable. We may reimburse the expenses incurred by CCPT I Advisors in connection with its provision of administrative services, including related personnel costs. No such payments were made for the years ended December 31, 2011 and 2010. Additionally, for substantial assistance in connection with the sale of properties, we will pay CCPT I Advisors or its affiliates an amount equal to up to one-half of the brokerage commission paid on the sale of property, not to exceed 3.0% of the contract price of each property sold. During the year ended December 31, 2011, we paid $191,000 in such fees to Cole Realty Advisors. No such payments were made during the year ended December 31, 2010.

Additionally, we are required to pay to CCPT I Advisors performance fees based on a percentage of proceeds or stock value upon our sale of assets or the listing of our common stock on a national securities exchange, but only if, in the case of our sale of assets, our investors have received a return of their net capital invested and a 7.5% annual cumulative, non-compounded return or, in the case of the listing or quotation of our common stock, the market value of our common stock plus the distributions paid to our investors exceeds the sum of the total amount of capital raised from investors plus the amount of distributions necessary to generate a 7.5% annual cumulative, non-compounded return to investors. In the event of a sale of our assets, after investors have received a return of their net capital invested and a 7.5% annual cumulative, non-compounded return, then we will pay to CCPT I Advisors 20.0% of remaining net sale proceeds. Upon listing our common stock on a national securities exchange, we will pay to CCPT I Advisors a fee equal to 20.0% of the amount, if any, by which (1) the market value of our outstanding stock plus distributions paid by us prior to listing, exceeds (2) the sum of the total amount of capital raised from investors and the amount of distributions necessary to generate a 7.5% annual cumulative, non-compounded return to investors.

Our Advisory Agreement has a one-year term expiring April 6, 2013, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. Upon termination of the Advisory Agreement, we may be required to pay to CCPT I Advisors a performance fee similar to the performance fee described above if CCPT I Advisors would have been entitled to a subordinated participation in net sale proceeds had the portfolio been liquidated (based on an independent appraised value of the portfolio) on the date of termination.

Christopher H. Cole, our chief executive officer, president and chairman of our board of directors, indirectly owns 100% of the ownership and voting interests of CCPT I Advisors. D. Kirk McAllaster, Jr., our executive vice president, chief financial officer and treasurer and a member of our board of directors, is the executive vice president and chief financial officer (REITs and real estate funds) of CCPT I Advisors. Marc T. Nemer, one of our directors, is the chief executive officer and president of CCPT I Advisors.

Property Management and Leasing Agreement

We are party to a Property Management and Leasing Agreement with Cole Realty Advisors. Pursuant to the agreement, we pay to Cole Realty Advisors fees equal to 3.0% of gross revenues, plus leasing commissions at prevailing market rates, not to exceed the greater of $4.50 per square foot or 7.5% of the total lease obligation, from our properties. For the years ended December 31, 2011 and 2010, we incurred $469,000 and $484,000, respectively, for property management fees, respectively. As of December 31, 2011 and 2010, $39,000 and $45,000, respectively, of such costs had been incurred by Cole Realty Advisors but had not been reimbursed by the Company.

Our Property Management and Leasing Agreement has a three-year term expiring April 6, 2013, and will continue in effect thereafter for an additional three-year term unless either party elects to terminate the agreement.

Christopher H. Cole, our chief executive officer, president and chairman of our board of directors, indirectly owns 100% of the ownership and voting interests of Cole Realty Advisors. D. Kirk McAllaster, Jr., our executive vice president, chief financial officer and treasurer and a member of our board of directors, is the executive vice president, chief financial officer (REITs and real estate funds) and treasurer of Cole Realty Advisors. Marc T. Nemer, one of our directors, is the chief executive officer and president of Cole Realty Advisors.

Policies With Respect to Conflicts of Interest

In order to reduce or eliminate certain potential conflicts of interest, we have adopted certain policies relating to transactions we enter into with our advisor and its affiliates and allocation of investment opportunities among real estate programs sponsored by Cole Real Estate Investments.

Transactions with Our Advisor and its Affiliates. Our policy is that the terms on which our relationships are conducted with our advisor or any of its affiliates will be fair and reasonable to us and on terms and conditions no less favorable to us than can be obtained from independent third parties for comparable services in the same location.

Conflict Resolution Procedures with Respect to Acquisition of Properties. In the event that an investment opportunity becomes available that may be suitable for both us and one or more other real estate programs sponsored by Cole Real Estate Investments, and for which more than one of such entities has sufficient uninvested funds, then our advisor and the advisors of the other programs, with oversight by their respective boards of directors, will examine the following factors, among others, in determining the entity for which the investment opportunity is most appropriate:

•	the investment objective of each entity;

•	the anticipated operating cash flows of each entity and the cash requirements of each entity;

•	the effect of the acquisition both on diversification of each entity’s investments by type of property, geographic area and tenant concentration;

•	the amount of funds available to each program and the length of time such funds have been available for investment;

•	the policy of each entity relating to leverage of properties;

•	the income tax effects of the purchase to each entity; and

•	the size of the investment.

If, in the judgment of the advisors, the investment opportunity may be equally appropriate for more than one program, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be offered such investment opportunity.

If a subsequent development, such as a delay in the closing of the acquisition or a delay in the construction of a property, causes any such investment, in the opinion of the advisors, to be more appropriate for an entity other than the entity that committed to make the investment, the advisors may determine that another program sponsored by Cole Real Estate Investments will make the investment. Our board of directors has a duty to ensure that the method used for the allocation of the acquisition of properties by two or more programs seeking to acquire similar types of properties is applied fairly to us.

STOCKHOLDER PROPOSALS

Any proposals by stockholders for inclusion in proxy solicitation material for the 2013 Annual Meeting of Stockholders, including any proposals for nominees for election as director at the 2013 Annual Meeting of Stockholders, must be received by our secretary, Kenneth R. Christoffersen, at our offices no later than December 11, 2012, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. If a stockholder wishes to present a proposal at the 2013 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the 2013 proxy materials, our bylaws currently require that the stockholder give advance written notice to our secretary, Kenneth R. Christoffersen, at our offices no earlier than December 11, 2012 and no later than January 10, 2013. Stockholders are advised to review the Company’s bylaws, which contain other requirements with respect to advance notice of stockholder proposals and director nominations.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the 2012 Annual Meeting of Stockholders other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holders.

A copy of the Company’s 2011 annual report to stockholders, filed with the SEC, is enclosed herewith. You may also obtain our other SEC filings and certain other information concerning the Company through the Internet at www.sec.gov and www.colecapital.com. Information contained in any website referenced in this proxy statement is not incorporated by reference in this proxy statement.

By Order of the Board of Directors

/s/ KENNETH R. CHRISTOFFERSEN Kenneth R. Christoffersen Secretary

PLEASE VOTE — YOUR VOTE IS IMPORTANT

79603

PO BOX 55046 BOSTON MA 02205-9814

Your Proxy Vote is Important !
Vote by Internet Please go to the electronic voting site at www.eproxy.com/cole. Follow the on-line instructions. If you vote by internet, you do not have to return your paper ballot.
Vote by Phone Please call us toll free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your paper ballot.
Vote by Mail Please complete, sign and date this form. Fold and return your entire ballot in the enclosed postage paid return envelope.

If Voting by Mail Remember to sign and date ballot below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	PROXY TABULATOR PO BOX 55046 BOSTON, MA 02205-9814

COLE CREDIT PROPERTY TRUST, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 30, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder hereby appoints D. Kirk McAllaster, Jr. and Kenneth R. Christoffersen, each as proxy and attorney-in-fact, with full power of substitution as determined by the Board of Directors of Cole Credit Property Trust, Inc., on behalf and in the name of the undersigned, to attend the Annual Meeting of Stockholders of COLE CREDIT PROPERTY TRUST, INC. to be held at 10:30 a.m. local time on May 30, 2012, at the offices of the company located at 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016, and any adjournments or postponements thereof, and to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast if personally present, as indicated on the reverse side of this ballot, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present. The undersigned acknowledges receipt of the notice of Annual Meeting of Stockholders, the proxy statement and the annual report.

When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed herein. If no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast “FOR ALL” of the nominees for director listed in Proposal 1. The proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, the power and authority to adjourn or postpone the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Cole Credit Property Trust, Inc. Annual Meeting of Stockholders to Be Held on May 30, 2012. The Annual Report and Proxy Statement for this meeting are available at: http://www.eproxy.com/cole.

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

Date

THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES FOR DIRECTOR LISTED IN THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OR, IN THE ABSENCE OF SUCH A RECOMMENDATION, IN THEIR DISCRETION.

The Board of Directors recommends that you vote FOR ALL nominees for director below:

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1 Election of Directors	☐	☐	☐

(1) Christopher H. Cole (2) D. Kirk McAllaster, Jr. (3) Marc T. Nemer	* To Withhold authority to vote for any individual nominee(s) write the number(s) of the nominee(s) in the box below.

For your convenience, cast your vote by telephone, the internet or by mail.

And most importantly…

PLEASE VOTE!

READ THE ENCLOSED MATERIALS

Enclosed is the following information for your Cole REIT’s Annual Meeting of Stockholders:

•	Notice of the Annual Meeting of Stockholders, Proxy Statement that describes the proposals to be voted upon and 2011 Annual Report

•	Proxy card for each account. Please be sure to vote all proxy cards.

THREE WAYS TO VOTE

Via Telephone

For your convenience, you may cast your vote by touch-tone telephone. Please refer to the proxy card for instructions and your control number.

Over the Internet

Open the web page: http://www.eproxy.com/cole and follow the online instructions to cast your vote.

Your control number is located on the proxy card.

Complete the Proxy Card and Return by Mail

On the proxy card, cast your vote on the proposal, sign in black or blue ink, date and return it in the postage-paid envelope provided. Please note, all parties must sign.

FOR ASSISTANCE

If you have any questions or need assistance in completing your proxy card, please call our proxy solicitor, Boston Financial Data Services, toll-free at 1-888-409-4185.

PLEASE VOTE

We encourage you to cast your vote promptly, so we can avoid additional costs associated with soliciting your vote. If you vote your proxy by telephone or the Internet, please DO NOT mail back the proxy card.

THANK YOU!

We appreciate your participation and support. Again, please be sure to vote. Your vote is important!

2325 EAST CAMELBACK ROAD, SUITE 1100 PHOENIX, ARIZONA 85016